                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-84468, 33-84470 and 333-02024 of Detroit Diesel Corporation and subsidiaries on Form S-8 of our reports dated January 28, 2000, appearing in this Annual Report on Form 10-K of Detroit Diesel Corporation for the year ended December 31, 1999.




/s/ Deloitte & Touche LLP

Detroit, Michigan
March 21, 2000



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